UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2017
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01	Other Events.

Cost of Capital

On May 10, 2017, the two assigned Administrative Law Judges issued a proposed decision (the “PD”) in the cost of capital proceeding pending at the California Public Utilities Commission (“CPUC”) for Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, Southern California Edison Company, San Diego Gas & Electric Company, and Southern California Gas Company’s (collectively, the “Investor-Owned Utilities”).

If adopted, the PD would grant, with two modifications, the joint petition for modification (the “PFM”) that the Investor-Owned Utilities, the CPUC’s Office of Ratepayer Advocates, and The Utility Reform Network submitted to the CPUC on February 7, 2017.

Specifically, the PD would extend the Investor-Owned Utilities’ next cost of capital application filing deadline by one year to March 22, 2018, for the year 2019, instead of two years to April 22, 2019, for the year 2020, as requested in the PFM.  The PD also would leave the proceeding open to provide a possible venue in which to consider whether the Utility’s return on equity should be reduced until any recommendations by NorthStar Consulting Group that the CPUC may adopt in the second phase of its safety culture investigation are implemented, as described in the assigned Commissioner’s May 8, 2017 Scoping Memo and Ruling. Except for these modifications, the PD would adopt the PFM with no additional changes.

The earliest the CPUC could adopt a final decision in this proceeding is June 15, 2017.  For more information about the Utility’s cost of capital proceeding and the adjustment mechanism, see PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2016 and their joint Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ David S. Thomason
Dated: May 10, 2017		DAVID S. THOMASON Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Linda Y.H. Cheng
Dated: May 10, 2017		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary